                                                                      Exhibit 24

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints Robert A. Mulderig, James C. Kelly and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 1999 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                         /s/ Arthur E. Engel
                                         -------------------
         January 28, 2000                Arthur E. Engel
                                         Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints Robert A. Mulderig, James C. Kelly and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 1999 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                         /s/ Roger E. Dailey
                                         -------------------
         January 28, 2000                Roger E. Dailey
                                         Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints Robert A. Mulderig, James C. Kelly and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 1999 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                         /s/ David J. Doyle
                                         ------------------
         January 28, 2000                David J. Doyle, J.P.
                                         Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints Robert A. Mulderig, James C. Kelly and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 1999 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                         /s/ Allan W. Fulkerson
                                         ----------------------
         January 25, 2000                Allan W. Fulkerson
                                         Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints Robert A. Mulderig, James C. Kelly and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 1999 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                         /s/ Glenn R. Partridge
                                         ----------------------
         January 25, 2000                Glenn R. Partridge
                                         Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints Robert A. Mulderig, James C. Kelly and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 1999 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                         /s/ Norman L. Rosenthal
                                         -----------------------
         January 24, 2000                Norman L. Rosenthal
                                         Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints Robert A. Mulderig, James C. Kelly and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 1999 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                         /s/ Joseph D. Sargent
                                         ---------------------
         January 24, 2000                Joseph D. Sargent
                                         Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints Robert A. Mulderig, James C. Kelly and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 1999 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                         /s/ Jerry S. Rosenbloom
                                         -----------------------
         January 28, 2000                Jerry S. Rosenbloom
                                         Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints Robert A. Mulderig, James C. Kelly and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 1999 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                         /s/ William F. Galtney, Jr.
                                         ---------------------------
         January 27, 2000                William F. Galtney, Jr.
                                         Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints Robert A. Mulderig, James C. Kelly and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 1999 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                         /s/ John Kessock, Jr.
                                         ---------------------
         January 27, 2000                John Kessock, Jr.
                                         Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints James C. Kelly and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 1999 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                         /s/ Robert A. Mulderig
                                         ----------------------
         January 28, 2000                Robert A. Mulderig
                                         Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints Robert A. Mulderig, James C. Kelly and Richard E. O'Brien and each of them, his attorneys and agents to execute on his behalf and in his name and in the capacity set forth below, an Annual Report of the Company for the fiscal year ended December 31, 1999 on Form 10-K, and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                         /s/ Richard G. Turner
                                         ---------------------
         January 28, 2000                Richard G. Turner
                                         Director